                                                                      EXHIBIT 21



                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                            JURISDICTION                  PARENT                            PERCENTAGE
                                                       OF INCORP.

924593 Ontario Limited                                Ontario                 Pilling Weck (PA)                       100
Airfoil Technologies International LLC                Delaware                TFX Equities                            51 (1)
Access Medical S.A.                                   France                  TFX International S.A.                  100
Airfoil Management Company                            Delaware                TFX Equities                            100
Airfoil Management Limited                            UK                      Sermatech (U.K.) Limited                100
American General Aircraft Holding Co., Inc.           Delaware                Teleflex                                74
Asept Inmed S.A.                                      France                  TFX International S.A.                  100
Asid Bonz GmbH                                        Germany                 Willy Rusch AG                          100
Astraflex Limited                                     UK                      TFX Group Ltd.                          100
Aunic Engineering Limited                             UK                      Sermatech (U.K.) Limited                100
Aviation Product Support, Inc.                        Delaware                TFX Equities                            100
Avtech Systems, Inc.                                  Utah                    Telair International (CA)               100
Bavaria Avionik Technologie GmbH                      Germany                 Telair Cargo Electronic Systems         100
Bavaria Cargo Technologie GmbH                        Germany                 Telair International GmbH               100
Capro de Mexico, S.A. de C.V.                         Mexico                  TFX International Corp.                 99.99 (2)
Capro Inc.                                            Texas                   Teleflex                                100
CCT De'Couper Industries, Inc.                        Michigan                Comcorp, Inc.                           100
CCT Plymouth Stamping Company                         Michigan                Comcorp Technologies, Inc.              100
CCT Thomas Die & Stamping, Inc.                       Michigan                CCT De'Couper Industries, Inc.          100
Cepco Precision Company of Canada, Inc.               Canada                  Sermatech Engineering                   100
Cetrek Engineering Ltd.                               UK                      Cetrek Ltd.                             100
Cetrek Inc.                                           Massachusetts           Teleflex                                100
Cetrek Limited                                        UK                      TFX International Ltd.                  100
Chemtronics International Ltd.                        UK                      Sermatech (U.K.) Limited                100
Claes Johansson Automotive AB                         Sweden                  UPDC Systems AB                         100
Claes Johansson Components AB                         Sweden                  Claes Johansson Automotive AB           100
Comcorp Inc.                                          Michigan                Teleflex                                100
Comcorp Technologies, Inc.                            Michigan                Teleflex                                100
Comfort Pedals, Inc.                                  Michigan                Comcorp, Inc.                           100
ComPort Automotive B.V.                               The Netherlands         United Parts Group N.V.                 100
Endoscopy Specialists Incorporated                    Delaware                TFX Equities                            100
Entech, Inc.                                          New Jersey              TFX Equities                            100
Europe Medical, S.A.                                  France                  TFX International S.A.                  100
Flexible Flyer, Inc.                                  Delaware                Teleflex                                100
Franklin Medical Ltd.                                 UK                      TFX Group Ltd.                          100
G-Tel Aviation Limited                                UK                      Sermatech (U.K.) Limited                50
Gas-Path Technology, Inc.                             Delaware                Teleflex                                100

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                            JURISDICTION                  PARENT                            PERCENTAGE
                                                       OF INCORP.

Gator-Gard Incorporated                               Delaware                Sermatech                               100
Inmed (Malaysia) Holdings Sdn. Berhad                 Malaysia                Willy Rusch AG                          100
Inmed Acquisition, Inc.                               Delaware                Teleflex                                100(3)
Inmed Corporation (4)                                 Georgia                 Inmed Acquisition                       100
Inmed Corporation (U.K.) Ltd.                         UK                      TFX Group Ltd.                          100
Kordial S.A.                                          France                  TFX International S.A.                  100
Lehr Precision, Inc.                                  Ohio                    Teleflex                                100
Lipac Liebinzeller Verpackungs-GmbH                   Germany                 Willy Rusch AG                          100
Machine Tool Leasing, Inc.                            Nevada                  Teleflex                                100
Mal Tool & Engineering Limited                        UK                      TFX Group Ltd.                          100
Mal Tool & Engineering S.A.R.L.                       France                  TFX International S.A.                  100
Meddig Medizintechnik Vertriebs-GmbH                  Germany                 Rusch G B                               87.5
Medical Service Vertriebs-GmbH                        Germany                 Willy Rusch AG                          100
Norland Plastics Company                              Delaware                TFX Equities                            100
Phosphor Products Co. Limited                         UK                      TFX International Ltd.                  100
Pilling Weck Chiurgische Produkte GmbH                Germany                 TFX Holding GmbH                        100
Pilling Weck Incorporated                             Delaware                Teleflex                                100
Pilling Weck Incorporated                             Pennsylvania            Teleflex                                100
Pilling Weck Inc.                                     Canada                  924593 Ontario                          50.5 (5)
Pilling Weck n.v.                                     Belgium                 TFX International S.A.                  100
Primaklimat AB                                        Sweden                  Claes Johansson Components AB           100
Rigel Compasses Limited                               UK                      TFX International Ltd.                  100
Rusch Asia Pacific Sdn. Berhad                        Malaysia                Inmed (Malaysia) Holdings               100
Rusch AVT Medical Private Limited                     India                   TFX Equities                            50
Rusch (UK) Ltd.                                       UK                      TFX Group Ltd.                          100
Rusch Austria Ges.mbH                                 Austria                 Teleflex                                100
Rusch France S.A.R.L.                                 France                  Rusch G B                               100
Rusch Inc.                                            Delaware                Rusch G B                               100
Rusch Italia S.A.R.L.                                 Italy                   Willy Rusch AG                          100
Rusch Manufacturing (UK) Ltd.                         UK                      TFX Group Ltd.                          100
Rusch Manufacturing Sdn. Berhad                       Malaysia                Inmed (Malaysia) Holdings               96.5
Rusch Mexico, S.A. de C.V.                            Mexico                  Teleflex                                99 (6)
Rusch Sdn. Berhad                                     Malaysia                Inmed (Malaysia) Holdings               96.5
Rusch Uruguay Ltda.                                   Uruguay                 Rusch G B                               60
Rusch-Pilling Limited                                 Canada                  Willy Rusch AG                          50.5 (7)
Rusch-Pilling (Asia) PTE Ltd.                         Singapore               Pilling Weck (PA)                       99.99
Rusch-Pilling S.A.                                    France                  TFX International S.A.                  100
S. Asferg Hospitalsartikler ApS                       Denmark                 Teleflex                                100
Scandinavian Bellyloading Company AB                  Sweden                  Telair International GmbH               100
Scandinavian Bellyloading Internat'l, Inc.            California              Teleflex                                100

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                            JURISDICTION                  PARENT                            PERCENTAGE
                                                       OF INCORP.

Sermatech (Canada) Inc.                               Canada                  Sermatech                               100
Sermatech Engineering Group, Inc.                     Delaware                Teleflex                                100
Sermatech (Germany) GmbH                              Germany                 TFX Holding GmbH                        100
Sermatech International Incorporated                  PA                      Teleflex                                100
Sermatech Repair Services Limited                     UK                      Airfoil Technologies Inc.               60 (8)
Sermatech (U.K.) Limited                              UK                      TFX Group Ltd.                          100
SermeTel Technical Services (STS) GmbH                Germany                 TFX Holding GmbH                        100
Simal S.A.                                            Belgium                 TFX International S.A.                  100
SSI Surgical Services, Inc.                           Delaware                TFX Equities                            62.5 (9)
Technology Holding Company                            Delaware                TFX Equities                            100
Technology Holding Company II                         Delaware                Technology Holding Company III          100
Technology Holding Company III                        Delaware                Techsonic Industries, Inc.              86 (10)
Techsonic Industries, Inc.                            Alabama                 Teleflex                                100
Telair Cargo Electronic Systems GmbH                  Germany                 Bavaria Cargo Technologie               100
Telair International GmbH                             Germany                 TFX Holding GmbH                        100
Telair International Incorporated(11)                 California              Teleflex                                100
Telair International Incorporated                     Delaware                Teleflex                                100
Teleflex (Canada) Limited                             Canada(B.C.)            Teleflex                                100
Teleflex Automotive de Mexico S.A. de C.V.            Mexico                  TFX Equities                            99.9 (12)
Teleflex Automotive Manufacturing
  Corporation                                         Delaware                Teleflex                                100
Teleflex Control Systems, Inc.                        Pennsylvania            Teleflex                                100
Teleflex Fluid Systems, Inc.                          Connecticut             Teleflex                                100
Teleflex Precision Casting Company                    Utah                    Teleflex                                100
TFX Automotive LTD                                    UK                      TFX Group Ltd.                          100 (13)
TFX Engineering Ltd.                                  Bermuda                 Teleflex                                100
TFX Equities Incorporated                             Delaware                Teleflex                                100
TFX Foreign Sales Corporation                         Virgin Is.              Teleflex                                100
TFX Group Limited                                     UK                      TFX International Corp.                 100
TFX Holding GmbH                                      Germany                 Teleflex                                57 (14)
TFX International Corporation                         Delaware                Teleflex                                100
TFX International Limited                             UK                      TFX Group Ltd.                          100
TFX International S. A.                               France                  Teleflex                                100
TFX Marine Incorporated                               Delaware                Teleflex                                100
TFX Medical Incorporated                              Delaware                Teleflex                                100
TFX Medical Wire Products, Inc.                       Delaware                TFX Equities                            100
TFX Scandinavia AB                                    Sweden                  Teleflex                                100 (15)
Top Surgical GmbH                                     Germany                 PW Chiurgische Produkte GmbH            100
United Parts Automotive Engineering GmbH              Germany                 UPDC Systems (Holding) GmbH             100

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                            JURISDICTION                  PARENT                            PERCENTAGE
                                                       OF INCORP.

United Parts Driver's Control Systems AB              Sweden                  United Parts Group N.V.                 100
United Parts Driver Control Systems B.V.              The Netherlands         United Parts Group N.V.                 100
United Parts Driver Control Systems (UK) Ltd.         UK                      UP FHS Automobile Systeme GmbH          100
United Parts Driver Control Systems (Holding) GmbH    Germany                 United Parts Group N.V.                 94 (16)
United Parts de Mexico SA de CV                       Mexico                  United Parts Group N.V.                 99.998 (17)
United Parts Group N.V.                               The Netherlands         TFX Holding GmbH                        100
United Parts FHS Automobile Systeme GmbH              Germany                 UPDC Systems (Holding) GmbH             99.9  (18)
United Parts Slovakia sro                             Slovekia                UPDC Systems BV                         100
Victor Huber GmbH                                     Germany                 Teleflex                                100
Weck Closure Systems LLC                              Delaware                Pilling Weck Incorporated (DE)          81  (19)
Willy Rusch AG                                        Germany                 TFX Holding GmbH                        100
Willy Rusch Grundstucks und
  Beteiligungs AG ("Rusch G B")                       Germany                 Willy Rusch AG                          99.8 (20)


 1.  49% owned by General Electric Company
 2.  One share (.002%) is owned by TFX Equities
 3.  Except for nominee shares.
 4.  Trades under name "Rusch Inc."
 5.  49.5% owned by Rusch G B.
 6.  1% owned by Rusch Inc.
 7.  49.5% owned by 924593 Ontario.
 8.  40% owned by TFX Equities.
 9.  37.5% owned by Medical Sterilization,Inc.
10.  14% owned by six other subsidiary companies
11.  Formerly The Talley Corporation. Trades under name "Teleflex Control
     Systems."
12.  One share (.001%) is owned by TFX International Corporation
13.  Formerly S.J. Clark (Cables) Limited.  Trades under name "Clarks Cables".
14. 22% owned by Inmed Corporation, 13% by Telair International Incorporated, and 8% by Sermatech
15.  Formerly TX Controls AB.
16.  6% owned by Compart Automotive B.V.
17.  0.002% owned by Compart Automotive B.V.
18.  0.1% owned by Arminium Treuhand.
19.  19% owned by Horizon Surgical Incorporated
20.  Two shares (.2%) are owned by Inmed Corporation.

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